UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual

Report

2004

DECEMBER 31, 2004

♦	HIGH YIELD BOND FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

DEAR SHAREHOLDER,

The bond markets generated positive returns over the one-year period ended December 31, 2004. The first four months of the annual period were relatively stable for fixed-income markets as the economy showed signs of a turnaround, with the economic outlook for 2004 as encouraging as it has been since 1999. Signs of inflation and strong non-farm payroll numbers began to appear in March and April of 2004. Strong job numbers, combined with inflation fighting language from the Federal Reserve Boardi (“Fed”), led to a rise in U.S. Treasury yields, with 10-year yields gaining more than 100 basis pointsii from their early March lows. Yields on most fixed-income instruments, particularly those with shorter-maturities, began moving up and continued their ascent as it became more evident that the improving economy and higher inflation would compel the Fed to act in June. The Fed finally raised its federal funds rateiii target to 1.25% in June off stronger employment numbers.

Against this backdrop, fixed income markets finished on a somewhat more stable note in June and July. The Fed continued raising its federal funds target rate by an additional quarter-of-a-percentage point at each subsequent meeting in August, September, November and December despite significant softening of many economic indicators during the late summer months, bringing the target rate to 2.25% at the end of the year for the fund. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

The U.S. high-yield bond market took a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that it might begin raising interest rates sooner than anticipated. After declining in April and May, among significant U.S. Treasury volatility, the high-yield market benefited later in the period due to a strong rally in U.S. Treasuries as the economy showed signs of slowing. Recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

Peter J. Wilby, CFA Executive Vice President

MARKET OVERVIEW

During 2004, the high-yield market, as represented by the Citigroup High-Yield Market Index,iv returned 10.79%, outperforming nearly all other fixed income asset classes. The high-yield market’s strong performance reflected the favorable technical and fundamental conditions that existed for high-yield bonds through most of the period. The high-yield market started the year strong off 2003’s year-long rally but began to decline late in January as volatility picked up on investor concerns over the timing of anticipated rate increases. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April showing an improving labor market, and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases. Once again, the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions.

However, the high-yield bond market rallied for the remainder of the year as increased investor confidence that the Fed would raise the federal funds rate at a “measured pace” resulted in a strong rally in U.S. Treasuries and tight spreads across fixed income asset classes. Reduced U.S. Treasury market volatility, combined with the continued low interest rate environment, set a positive tone for high-yield, engendering generally positive mutual fund flows and contributing both to the record number of deals that came to market during the year and strong demand for higher yielding assets. Additionally, default rates reached 20-year lows as the improving economy and the low interest rate environment enabled companies to extend their debt maturities and improve their liquidity.

Top performing industries for the 12 months ended December 31, 2004 consisted of textiles, restaurants and consumer products. The most significant underperformers included airlines, homebuilders and retail. Similar to last year, lower-quality bonds outperformed higher quality in 2004, with CCC-rated bonds returning 15.70%, B-rated bonds returning 10.71% and BB-rated bonds returning 9.04%.v Bonds with longer maturities outperformed those with shorter maturities, with bonds with a remaining maturity of 10 years or greater up 12.18% for the year while bonds with a remaining maturity of 1-7 years returned 10.74%.

Based on the 7.08% yieldvi of the Citigroup High-Yield Market Index as of December 31, 2004, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes.vii However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

EMERGING MARKETS DEBT

Emerging markets debt performed positively through the 12 months ended December 31, 2004, returning 11.77%, as represented by the J.P. Morgan Emerging Markets Bond Index Plusviii (“EMBI+”). Continually improving country fundamentals and strong market technicals outweighed the downward pressure exerted throughout the year by Fed tightening, although periods of increased volatility (particularly April and May) impacted returns in the short term. Continued strength in commodity prices, including metals, agriculture, and oil provided positive support for many emerging market countries.

The year was also marked by broad credit quality improvements across emerging markets. Moody’s and Standard & Poors (“S&P”) collectively upgraded 15 countries during the last 12 months, representing more than 58% of the J.P. Morgan Emerging Markets Bond Index Globalix. This improving credit quality encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing additional technical support for the market.

Performance Update1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable High Yield Bond Fund, returned 11.09%. These shares outperformed the fund’s unmanaged benchmark, the Citigroup High-Yield Market Index, which returned 10.79% for the same period. They also outperformed the Lipper Variable High Current Yield Funds Category Average2, which was 9.84%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable High Yield Bond Fund — Class I Shares	10.47%	11.09%

Citigroup High-Yield Market Index	9.49%	10.79%

Lipper Variable High Current Yield Funds Category Average	8.73%	9.84%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

The 30-Day SEC Yield for Class I and II shares were 6.66% and 6.11%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance for Class I shares would have been 6.41% and performance for Class II shares would have been 5.88%.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Class II shares returned 10.41% over the six months ended December 31, 2004. Class II shares returned 10.29% since the inception date on February 26, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 87 funds for the six-month period and among the 85 funds for the 12-month period in the fund’s Lipper category.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 85 funds in the fund’s Lipper category.

FACTORS INFLUENCING FUND PERFORMANCE

Over the 12 months ending December 31, 2004, the fund benefited from its overweighting in issues rated CCC and in the consumer products and chemicals sectors and its issue selection. Fund performance was adversely affected by its underweight position in the utilities sector.x The fund benefited from its allocation to emerging markets debt, which was increased over the 12 months and outperformed all other fixed income asset classes during the period. The fund remained overweight in lower-rated securities based upon our rationale that the fund could benefit from an improving economy and potentially outperform higher-rated quality credits if interest rates were to rise.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J. Wilby, CFA Executive Vice President

January 25, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
ii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Citigroup High-Yield Market Index is a broad-based unmanaged index of high yield securities.
[v]	Ratings are measured by Standard & Poors. Standard & Poors is a nationally recognized credit rating agency.
vi	As measured by the yield on the Citigroup High-Yield Market Index as of the period’s close.
vii	Yields are subject to change and will fluctuate.
viii	The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.
ix	J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.
[x]	The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s corporate bonds and notes top five sector holdings (as a percentage of net assets) as of December 31, 2004 were: Basic Industries (12.7%); Consumer Non-Cyclicals (12.2%); Telecommunications (8.0%); Media (7.2%); Energy (6.8%). The fund’s portfolio composition is subject to change at any time.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	10.47%	$1,000.00	$1,104.70	1.00%	$5.29
Class II	10.41	1,000.00	1,104.10	1.25	6.61
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.11	1.00%	$5.08
Class II	5.00	1,000.00	1,018.85	1.25	6.34
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The graph to the right depicts the performance of the High Yield Bond Fund — Class I Shares versus the Citigroup High-Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/04	11.09%	N/A
Five Years Ended 12/31/04	9.25	N/A
Inception* through 12/31/04	7.74	10.29	%†

Cumulative Total Return(1) (unaudited)

Class I (Inception* through 12/31/04)	64.45%
Class II (Inception* through 12/31/04)	10.29
(1)	Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception dates for Class I and II shares are May 1, 1998 and February 26, 2004, respectively.
†	Total return is not annualized, as it may not be representative of the total return for the year.

Schedule of Investments

December 31, 2004

Face Amount	Security	Value
CORPORATE BONDS & NOTES — 66.7%
Basic Industries — 12.7%
$165,000	Abitibi-Consolidated, Inc., Debentures, 8.850% due 8/1/30	$166,650
175,000	Acetex Corp., Sr. Notes, 10.875% due 8/1/09	191,187
75,000	Ainsworth Lumber Co. Ltd., 7.250% due 10/1/12 (a)	76,687
25,000	Airgas, Inc., Sr. Sub. Notes, 9.125% due 10/1/11	27,937
125,000	AK Steel Corp., 7.875% due 2/15/09 (b)	127,969
	Aleris International Inc.:
150,000	Secured Notes, 10.375% due 10/15/10	171,000
25,000	Sr. Notes, 9.000% due 11/15/14 (a)	26,125
150,000	Anchor Glass Container Corp., Sr. Secured Notes, 11.000% due 2/15/13	161,250
	Appleton Papers, Inc.:
100,000	Sr. Notes, 8.125% due 6/15/11	108,250
75,000	Sr. Sub. Notes, Series B, 9.750% due 6/15/14	83,250
150,000	Applied Extrusion Technologies, Inc., Sr. Notes, Series B, 10.750% due 7/1/11 (b)(c)	90,000
250,000	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes, 9.625% due 6/15/14 (a)	283,125
150,000	Berry Plastics Corp., Sr. Sub. Notes, 10.750% due 7/15/12	172,500
100,000	Blue Ridge Paper Products, Inc., Secured Notes, 9.500% due 12/15/08	94,750
175,000	Bowater Inc., Notes, 6.500% due 6/15/13 (b)	175,900
	Buckeye Technologies Inc., Sr. Sub. Notes (b):
75,000	9.250% due 9/15/08	75,375
100,000	8.000% due 10/15/10	100,500
50,000	Compass Minerals Group, Inc., Sr. Sub. Notes, 10.000% due 8/15/11	56,500
200,000	Equistar Chemicals L.P./Equistar Funding Corp., Sr. Notes, 10.625% due 5/1/11	233,000
100,000	FMC Corp., Medium Term Notes, Series A, 7.000% due 5/15/08	105,250
100,000	Hercules Inc., Sr. Sub. Notes, 6.750% due 10/15/29	103,750
150,000	Huntsman Advanced Materials LLC, Secured Notes, 11.000% due 7/15/10 (a)	179,250
	Huntsman International LLC:
75,000	Sr. Notes, 9.875% due 3/1/09	82,687
150,000	Sr. Sub. Notes, 10.125% due 7/1/09 (b)	158,625
150,000	ISP Chemco, Inc., Sr. Sub. Notes, Series B, 10.250% due 7/1/11	170,250
75,000	Jefferson Smurfit Corp., Sr. Notes, 8.250% due 10/1/12	82,125
175,000	Koppers, Inc., Sr. Secured Notes, 9.875% due 10/15/13	200,375
175,000	Lyondell Chemical Co., Sr. Secured Notes, 11.125% due 7/15/12 (b)	208,687
75,000	Methanex Corp., Sr. Notes, 8.750% due 8/15/12 (b)	87,937
160,000	Millennium America, Inc., Sr. Notes, 9.250% due 6/15/08 (b)	182,800
300,000	Mueller Holdings, Inc., Discount Notes, (zero coupon until 4/15/09, 14.750% thereafter), due 4/15/14 (d)	207,000
175,000	Newark Group, Inc., Sr. Sub. Notes, 9.750% due 3/15/14	187,250
150,000	NewMarket Corp., Sr. Notes, 8.875% due 5/1/10	166,500
50,000	OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11	53,500
175,000	OMI Corp., Sr. Notes, 7.625% due 12/1/13	188,125
150,000	Owens-Brockway Glass Container Inc., Sr. Secured Notes, 7.750% due 5/15/11	163,125
265,000	Plastipak Holdings, Inc., Sr. Notes, 10.750% due 9/1/11	299,450
75,000	Pliant Corp., 2nd Priority Lien Sr. Secured Notes, 11.125% due 9/1/09	82,125
170,000	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	146,625
	Resolution Performance Products LLC (b):
50,000	Sr. Secured Notes, 9.500% due 4/15/10	54,375
125,000	Sr. Sub. Notes, 13.500% due 11/15/10	136,562
	Rhodia S.A. (b):
	Sr. Notes:
50,000	7.625% due 6/1/10	50,375
75,000	10.250% due 6/1/10	84,750
100,000	Sr. Sub. Notes, 8.875% due 6/1/11	101,250
150,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	150,000

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Basics Industries — 12.7% (continued)
	Smurfit-Stone Container Enterprises, Inc., Sr. Notes:
$ 25,000	9.750% due 2/1/11	$27,500
200,000	8.375% due 7/1/12	219,000
25,000	7.375% due 7/15/14	26,750
150,000	Tekni-Plex Inc., Sr. Secured Notes, 8.750% due 11/15/13 (a)	150,000
150,000	Titan Corp., 8.000% due 5/15/11	160,500
67,000	United Agri Products, Sr. Notes, 8.750% due 12/15/11 (a)(d)	72,192
49,000	Westlake Chemical Corp., Sr. Notes, 8.750% due 7/15/11	55,615
	Wolverine Tube Inc., Sr. Notes:
150,000	7.375% due 8/1/08 (a)	149,250
25,000	10.500% due 4/1/09	27,375

		6,942,885

Consumer Cyclicals — 5.8%
175,000	AMF Bowling Worldwide Inc., Sr. Sub. Notes, 10.000% due 3/1/10	187,687
250,000	Cinemark, Inc., Sr. Discount Notes, (zero coupon until 3/15/09, 9.750% thereafter), due 3/15/14 (d)	190,000
175,000	CSK Auto Inc., Sr. Sub. Notes, 7.000% due 1/15/14	172,594
150,000	Equinox Holdings, Inc., Sr. Notes, 9.000% due 12/15/09 (b)	160,500
125,000	Eye Care Centers of America, Inc., Sr. Sub. Notes, 9.125% due 5/1/08	125,625
400,000	Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 6/1/12 (b)	434,000
100,000	Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12 (b)	98,625
100,000	Gaylord Entertainment Co., Sr. Notes, 6.750% due 11/15/14 (a)	101,000
175,000	General Nutrition Centers Inc., Sr. Sub. Notes, 8.500% due 12/1/10	166,250
38,000	Host Marriott Corp., Sr. Notes, Series B, 7.875% due 8/1/08 (b)	39,235
	Host Marriott L.P., Sr. Notes:
50,000	7.125% due 11/1/13	53,687
25,000	Series E, 8.375% due 2/15/06	26,250
50,000	Series I, 9.500% due 1/15/07 (b)	55,000
150,000	Interface, Inc., Sr. Sub. Notes, 9.500% due 2/1/14 (b)	164,250
50,000	John Q. Hammons Hotels L.P., 1st Mortgage Sr. Notes, Series B, 8.875% due 5/15/12	56,750
125,000	Leslie’s Poolmart, Sr. Notes, Series B, 10.375% due 7/15/08	133,281
	Levi Strauss & Co. (b):
100,000	Notes, 7.000% due 11/1/06	105,500
	Sr. Notes:
65,000	11.625% due 1/15/08	68,575
45,000	12.250% due 12/15/12	50,287
25,000	Loews Cineplex Entertainment Acquisition Corp., Sr. Sub. Notes, 9.000% due 8/1/14 (a)	27,187
	MeriStar Hospitality Operating Partnership L.P./MeriStar Hospitality Finance Corp. III, Sr. Notes:
50,000	9.000% due 1/15/08	52,937
125,000	9.125% due 1/15/11 (b)	135,625
50,000	PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11	58,750
	Saks Inc.:
50,000	9.875% due 10/1/11	59,500
35,000	7.000% due 12/1/13	35,919
200,000	Sbarro, Inc., Sr. Sub. Notes, 11.000% due 9/15/09 (b)	203,000
	Six Flags, Inc., Sr. Notes (b):
75,000	9.750% due 4/15/13	76,500
25,000	9.625% due 6/1/14	25,250
100,000	Tommy Hilfiger U.S.A., 6.850% due 6/1/08	101,000

		3,164,764

Consumer Non-Cyclicals — 12.2%
150,000	aaiPharma Inc., Sr. Sub. Notes, 12.000% due 4/1/10 (b)(d)	112,875
75,000	Ahold Finance U.S.A. Inc., Notes, 8.250% due 7/15/10	85,312
47,287	Ahold Lease U.S.A., Inc., Pass-Through Certificates, Series 2001-A-1, 7.820% due 1/2/20	51,335
75,000	Allied Security Escrow Corp., 11.375% due 7/15/11 (a)	78,750

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Consumer Non-Cyclicals — 12.2% (continued)
$ 150,000	AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13	$160,125
150,000	Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09	168,000
58,000	Applica Inc., Sr. Sub. Notes, 10.000% due 7/31/08 (b)	58,000
175,000	Boyd Gaming Corp., Sr. Sub. Notes, 6.750% due 4/15/14 (b)	184,187
	Caesars Entertainment Inc.:
100,000	Sr. Notes, 7.000% due 4/15/13 (b)	110,750
	Sr. Sub. Notes:
50,000	9.375% due 2/15/07	55,250
100,000	8.125% due 5/15/11 (b)	116,000
66,509	Dade Behring Holdings Inc., 11.910% due 10/3/10	74,324
75,000	Del Monte Corp., Sr. Sub. Notes, Series B, 9.250% due 5/15/11	82,500
	Doane Pet Care Co.:
25,000	Sr. Notes, 10.750% due 3/1/10 (b)	26,875
150,000	Sr. Sub. Notes, 9.750% due 5/15/07	148,500
75,000	Extendicare Health Services, Inc., Sr. Sub. Notes, 9.500% due 7/1/10 (b)	84,375
175,000	FTD, Inc., Sr. Sub. Notes, 7.750% due 2/15/14	181,125
100,000	Genesis HealthCare Corp., Sr. Sub. Notes, 8.000% due 10/15/13	109,000
175,000	Global Cash Access LLC, Sr. Sub. Notes, 8.750% due 3/15/12	189,437
100,000	HCA Inc., Notes, 6.375% due 1/15/15	100,589
175,000	Herbst Gaming, Inc., Sr. Sub. Notes, 8.125% due 6/1/12	188,125
125,000	Hines Nurseries Inc., 10.250% due 10/1/11	137,187
165,000	Home Interiors & Gifts, Inc., Sr. Sub. Notes, 10.125% due 6/1/08 (b)	136,950
250,000	IASIS Healthcare LLC, Sr. Sub. Notes, 8.750% due 6/15/14	273,750
100,000	Icon Health & Fitness Inc., Sr. Sub. Notes, 11.250% due 4/1/12	84,500
150,000	Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.000% due 11/15/10	176,250
75,000	InSight Health Services Corp., Sr. Sub. Notes, Series B, 9.875% due 11/1/11 (b)	76,125
185,000	Jafra Cosmetics International, Inc., Sr. Sub. Notes, 10.750% due 5/15/11	209,975
175,000	Kerzner International Ltd., Sr. Sub. Notes, 8.875% due 8/15/11	192,062
100,000	Las Vegas Sands, Inc./Venetian Casino Resort LLC, Mortgage Secured Notes, 11.000% due 6/15/10	114,625
175,000	Medical Device Manufacturing Inc., 10.000% due 7/15/12 (a)	189,437
	MGM Mirage:
125,000	9.750% due 6/1/07 (b)	139,375
25,000	Sr. Notes, 6.750% due 9/1/12	26,437
175,000	Sr. Sub. Notes, 8.375% due 2/1/11 (b)	198,187
75,000	Pilgrim’s Pride Corp., 9.250% due 11/15/13	84,375
	Pinnacle Entertainment Inc.:
100,000	8.750% due 10/1/13 (b)	108,750
75,000	Sr. Sub. Notes, 8.250% due 3/15/12	80,062
225,000	Pinnacle Foods Holdings Corp., Sr. Sub. Notes, 8.250% due 12/1/13 (a)(b)	215,437
150,000	Playtex Products Inc., 9.375% due 6/1/11 (b)	160,875
175,000	Riddell Bell Holdings Inc., 8.375% due 10/1/12 (a)	182,000
	Rite Aid Corp.:
25,000	Notes, 7.125% due 1/15/07	25,125
195,000	Sr. Notes, 11.250% due 7/1/08	212,550
100,000	Sealy Mattress Co., Sr. Sub. Notes, 8.250% due 6/15/14	106,500
150,000	Simmons Bedding Co., Sr. Sub. Notes, 7.875% due 1/15/14 (b)	156,000
175,000	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	183,094
50,000	Swift & Co., 10.125% due 10/1/09	56,000
50,000	Sybron Dental Specialties, Inc., Sr. Sub. Notes, 8.125% due 6/15/12	54,750
	Tenet Healthcare Corp.:
225,000	Notes, 7.375% due 2/1/13 (b)	219,375
	Sr. Notes:
75,000	6.500% due 6/1/12	69,750
75,000	6.875% due 11/15/31	64,312
75,000	Turning Stone Casino Resort Enterprise, Sr. Notes, 9.125% due 12/15/10 (a)	81,562

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Consumer Non-Cyclicals — 12.2% (continued)
$ 120,000	United Industries Corp., Sr. Notes, Series D, 9.875% due 4/1/09	$126,150
50,000	Vicar Operating Inc., Sr. Sub. Notes, 9.875% due 12/1/09	55,000
150,000	VWR International, Inc., Sr. Notes, 8.000% due 4/15/14	160,875

		6,722,836

Energy — 6.8%
	Chesapeake Energy Corp., Sr. Notes:
275,000	7.500% due 6/15/14	301,813
50,000	7.000% due 8/15/14 (b)	53,500
50,000	Dresser-Rand Group Inc., Sr. Sub. Notes, 7.375% due 11/1/14 (a)	51,250
	Dynegy Holdings Inc.:
	Debentures:
225,000	7.125% due 5/15/18 (b)	201,656
250,000	7.625% due 10/15/26	218,438
150,000	Secured Notes, 9.875% due 7/15/10 (a)	168,375
	El Paso Corp.:
300,000	Medium Term Notes, 7.800% due 8/1/31	289,500
275,000	Notes, 7.875% due 6/15/12 (b)	289,094
200,000	Exco Resources, Inc., Sr. Notes, 7.250% due 1/15/11	215,000
225,000	Forest Oil Corp., Sr. Notes, 8.000% due 12/15/11	258,188
	Hanover Compressor Co.:
150,000	8.625% due 12/15/10	164,625
125,000	Sub. Notes, zero coupon (yield to maturity at issue, 11.000%), due 3/31/07	109,375
150,000	Key Energy Services Inc., Series C, 8.375% due 3/1/08	157,875
215,000	Magnum Hunter Resources, Inc., Sr. Notes, 9.600% due 3/15/12 (b)	245,100
100,000	Pogo Producing Co., Sr. Sub. Notes, Series B, 8.250% due 4/15/11	109,000
100,000	Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11	108,500
150,000	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	168,750
175,000	Vintage Petroleum Inc., Sr. Sub. Notes, 7.875% due 5/15/11 (b)	187,250
	The Williams Cos. Inc., Notes:
75,000	7.625% due 7/15/19	82,875
125,000	7.875% due 9/1/21 (b)	140,000
200,000	8.750% due 3/15/32	230,750

		3,750,914

Financial — 0.0%
123,463	Airplanes Pass-Through Trust, Series D, 10.875% due 3/15/19 (c)(e)	0

Housing Related — 1.0%
125,000	Associated Materials Inc., Sr. Sub. Notes, 9.750% due 4/15/12	140,313
100,000	Norcraft Cos. L.P., Sr. Sub. Notes, 9.000% due 11/1/11	108,500
100,000	Nortek, Inc., Sr. Sub. Notes, 8.500% due 9/1/14 (a)	105,000
175,000	Ply Gem Industries Inc., Sr. Sub. Notes, 9.000% due 2/15/12	178,500

		532,313

Manufacturing — 5.1%
275,000	Alliant Techsystems, Inc., Sr. Sub. Notes, 8.500% due 5/15/11	302,500
75,000	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (a)	83,813
175,000	DRS Technologies Inc., Sr. Sub. Notes, 6.875% due 11/1/13	183,750
150,000	General Binding Corp., 9.375% due 6/1/08	150,750
200,000	General Motors Corp., Debentures, 8.375% due 7/15/33	207,790
175,000	Invensys PLC, Sr. Notes, 9.875% due 3/15/11 (a)(b)	189,000
175,000	Keystone Automotive Operations, Inc., Sr. Sub. Notes, 9.750% due 11/1/13	188,125
125,000	Kinetek, Inc., Sr. Notes, Series D, 10.750% due 11/15/06	122,812
100,000	L-3 Communications Corp., Sr. Sub. Notes, 7.625% due 6/15/12	110,250
50,000	NMHG Holding Co., Sr. Notes, 10.000% due 5/15/09	55,500

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Manufacturing — 5.1% (continued)
$ 125,000	Rexnord Corp., 10.125% due 12/15/12	$141,875
150,000	Sensus Metering Systems, Inc., Sr. Sub. Notes, 8.625% due 12/15/13	154,500
	Sequa Corp., Sr. Notes:
250,000	9.000% due 8/1/09	283,125
75,000	Series B, 8.875% due 4/1/08 (b)	82,500
50,000	Tenneco Automotive Inc., Sr. Secured Notes, Series B, 10.250% due 7/15/13	59,250
	Terex Corp., Sr. Sub. Notes:
75,000	9.250% due 7/15/11	84,563
75,000	Series B, 10.375% due 4/1/11 (b)	84,375
189,000	TRW Automotive, Inc., Sr. Notes, 9.375% due 2/15/13	220,185
125,000	Wesco Distribution Inc., Sr. Sub. Notes, Series B, 9.125% due 6/1/08 (b)	129,375

		2,834,038

Media — 7.2%
175,000	Atlantic Broadband Finance LLC, Sr. Sub. Notes, 9.375% due 1/15/14 (a)	170,188
	Cablevision Systems Corp., Sr. Notes (a):
225,000	6.669% due 4/1/09 (b)(d)	239,625
50,000	8.000% due 4/15/12	53,625
75,000	Cadmus Communications Corp., Sr. Sub. Notes, 8.375% due 6/15/14	82,031
175,000	CBD Media Holdings LLC, Sr. Notes, 9.250% due 7/15/12 (a)	180,906
	Charter Communications Holdings LLC:
	Sr. Discount Notes:
145,000	9.920% due 4/1/11	124,338
100,000	Zero coupon until 1/15/05, 11.750% thereafter, due 1/15/10 (d)	93,750
125,000	Zero coupon until 1/15/06, 13.500% thereafter, due 1/15/11 (b)(d)	105,625
450,000	Zero coupon until 5/15/06, 11.750% thereafter, due 5/15/11 (d)	333,000
35,000	Zero coupon until 1/15/07, 12.125% thereafter, due 1/15/12 (d)	23,975
	Sr. Notes:
100,000	10.250% due 1/15/10	88,250
25,000	10.000% due 5/15/11 (b)	21,500
75,000	CSC Holdings Inc., Sr. Sub. Debentures, 10.500% due 5/15/16	85,500
25,000	Dex Media East LLC/Dex Media East Finance Co., 9.875% due 11/15/09	28,594
350,000	Dex Media Inc., Discount Notes, (zero coupon until 11/15/08, 9.000% thereafter) due 11/15/13 (b)(d)	276,063
73,000	Dex Media West LLC/Dex Media Finance Co., Sr. Sub. Notes, Series B, 9.875% due 8/15/13	84,498
75,000	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	84,469
	Echostar DBS Corp.:
300,000	6.625% due 10/1/14 (a)	305,250
49,000	Sr. Notes, 9.125% due 1/15/09	54,145
75,000	Houghton Mifflin Co., Sr. Discount Notes, (zero coupon until 10/15/08, 11.500% thereafter), due 10/15/13 (b)(d)	55,500
	Insight Midwest L.P., Sr. Notes (b):
25,000	9.750% due 10/1/09	26,313
110,000	10.500% due 11/1/10	121,000
100,000	Interep National Radio Sales Inc., Series B, 10.000% due 7/1/08 (b)	75,875
150,000	Lodgenet Entertainment Corp., Sr. Sub. Debentures, 9.500% due 6/15/13	166,500
80,000	Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (b)	86,400
100,000	Mediacom LLC, Sr. Notes, 9.500% due 1/15/13 (b)	100,875
115,000	Nexstar Finance Holdings LLC, Sr. Discount Notes, (zero coupon until 4/1/08, 11.375% thereafter), due 4/1/13 (b)(d)	91,425
150,000	NextMedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11	168,750
75,000	PanAmSat Corp., 9.000% due 8/15/14 (a)	84,094
75,000	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes, 10.875% due 12/15/12 (a)	89,438
125,000	Radio One Inc., Sr. Sub. Notes, Series B, 8.875% due 7/1/11 (b)	136,719
150,000	Spanish Broadcasting System, Inc., 9.625% due 11/1/09	157,875
25,000	Vertis Inc., Secured Notes, 9.750% due 4/1/09	27,250

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Media — 7.2% (continued)
	Yell Finance B.V.:
$ 130,000	Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11 (d)	$128,375
23,000	Sr. Notes, 10.750% due 8/1/11	26,680

		3,978,401

Services/Other — 1.6%
	Allied Waste North America, Inc., Sr. Notes, Series B:
50,000	8.875% due 4/1/08	53,750
75,000	9.250% due 9/1/12	81,563
225,000	7.375% due 4/15/14 (b)	216,563
50,000	Brand Services Inc., Sr. Notes, 12.000% due 10/15/12	56,250
	Cenveo Corp. (b):
75,000	9.625% due 3/15/12	82,688
100,000	Sr. Sub. Notes, 7.875% due 12/1/13	93,500
75,000	Iron Mountain Inc., Sr. Sub. Notes, 8.625% due 4/1/13	80,063
	Muzak LLC:
125,000	Sr. Notes, 10.000% due 2/15/09	117,031
50,000	Sr. Sub. Notes, 9.875% due 3/15/09 (b)	35,188
125,000	Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (c)	469
67,000	SITEL Corp., Sr. Sub. Notes, 9.250% due 3/15/06	68,005

		885,070

Technology — 1.4%
	Amkor Technology Inc. (b):
	Sr. Notes:
25,000	9.250% due 2/15/08	25,688
50,000	7.125% due 3/15/11	47,250
125,000	Sr. Sub. Notes, 10.500% due 5/1/09	125,625
475,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29 (b)	432,250
125,000	Seagate Technology HDD Holdings, Sr. Notes, 8.000% due 5/15/09 (b)	135,625

		766,438

Telecommunications — 7.9%
169,000	Alamosa (Delaware) Inc., Sr. Discount Notes, (zero coupon until 7/31/05, 12.000% thereafter), due 7/31/09 (d)	184,210
	American Tower Corp., Sr. Notes (b):
121,000	9.375% due 2/1/09	128,563
75,000	7.500% due 5/1/12	79,125
175,000	AT&T Corp., Sr. Notes, 9.750% due 11/15/31	209,781
150,000	Centennial Communications Corp., Sr. Notes, 8.125% due 2/1/14 (b)	154,875
	Crown Castle International Corp., Sr. Notes:
75,000	9.375% due 8/1/11	84,375
90,000	10.750% due 8/1/11 (b)	98,100
1,520,000	7.500% due 12/1/13 (b)	1,641,600
50,000	Series B, 7.500% due 12/1/13 (b)	54,000
	Nextel Communications Inc., Sr. Notes:
150,000	6.875% due 10/31/13	163,500
375,000	7.375% due 8/1/15	414,375
150,000	Qwest Corp., Debentures, 9.125% due 3/15/12 (a)	174,000
	Qwest Services Corp., Notes (a):
450,000	14.000% due 12/15/10	543,375
27,000	14.500% due 12/15/14	34,290
75,000	SBA Communications Corp., Sr. Notes, 8.500% due 12/1/12 (a)	76,875
125,000	SBA Telecommunications Inc., Sr. Discount Notes, (zero coupon until 12/15/07, 9.750% thereafter), due 12/15/11 (d)	105,938
75,000	SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10	80,438
125,000	Western Wireless Corp., Sr. Notes, 9.250% due 7/15/13	136,563

		4,363,983

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Transportation — 0.3%
	Continental Airlines, Inc., Pass-Through Certificates:
$ 100,000	Series 98-3, 7.250% due 11/1/05	$94,165
72,882	Series 981C, 6.541% due 9/15/08	67,231

		161,396

Utilities — 4.7%
	The AES Corp., Sr. Notes:
50,000	9.500% due 6/1/09	57,125
250,000	9.375% due 9/15/10	291,875
25,000	7.750% due 3/1/14	27,250
151,000	Allegheny Energy Supply Statutory Trust 2001, Secured Notes, Series A, 10.250% due 11/15/07 (a)	172,140
	Calpine Corp. (b):
320,000	2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (a)	276,000
50,000	Sr. Notes, 7.875% due 4/1/08	41,000
100,000	Calpine Generating Co. LLC, Secured Notes, 11.169% due 4/1/11 (d)	98,250
	Edison Mission Energy, Sr. Notes:
25,000	10.000% due 8/15/08	28,813
125,000	7.730% due 6/15/09	135,000
175,000	9.875% due 4/15/11 (b)	208,250
	Mirant Americas Generation LLC, Sr. Notes (c):
50,000	7.625% due 5/1/06	54,000
300,000	8.300% due 5/1/11	318,750
125,000	9.125% due 5/1/31	130,938
350,000	NRG Energy Inc., 2nd Priority Sr. Secured Notes, 8.000% due 12/15/13 (a)	383,250
	Reliant Energy Inc., Secured Notes:
150,000	9.250% due 7/15/10	168,000
175,000	9.500% due 7/15/13	199,719

		2,590,360

	TOTAL CORPORATE BONDS & NOTES (Cost — $34,713,504)	36,693,398

CONVERTIBLE CORPORATE BONDS — 0.1%
Telecommunications — 0.1%
50,000	American Tower Corp., Notes, 5.000% due 2/15/10 (Cost — $23,920)	50,500

SOVEREIGN BONDS — 25.0%
Argentina — 0.6%
	Republic of Argentina (c):
365,000	Discount Bond, 3.500% due 3/31/23 (d)	206,225
220,000	Par Bond, Series L-GP, 6.000% due 3/31/23	124,300

		330,525

Brazil — 5.6%
	Federative Republic of Brazil:
300,000	10.125% due 5/15/27	342,750
450,000	12.250% due 3/6/30	593,438
1,292,391	C Bond, 8.000% due 4/15/14	1,322,681
727,947	DCB, Series L, 3.125% due 4/15/12 (d)	697,009
51,923	FLIRB, Series L, 3.063% due 4/15/09 (a)(d)	50,885
52,944	NMB, Series L, 3.125% due 4/15/09 (d)	52,415

		3,059,178

Bulgaria — 0.1%
65,000	Republic of Bulgaria, 8.250% due 1/15/15 (a)	81,981

Chile — 0.3%
175,000	Republic of Chile, 5.500% due 1/15/13	184,057

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Colombia — 1.3%
	Republic of Colombia:
$ 25,000	9.750% due 4/23/09	$28,563
75,000	10.500% due 7/9/10	87,750
75,000	10.000% due 1/23/12	87,000
125,000	10.750% due 1/15/13	149,531
175,000	11.750% due 2/25/20	226,625
115,000	10.375% due 1/28/33	133,400

		712,869

Ecuador — 0.8%
	Republic of Ecuador (a):
430,000	12.000% due 11/15/12	442,900
15,000	8.000% due 8/15/30 (d)	13,106

		456,006

El Salvador — 0.2%
100,000	Republic of El Salvador, 7.750% due 1/24/23 (a)	110,000

Germany — 0.3%
125,000	Aries Vermogensverwaltung GmbH, Russian Federation Sovereign Credit-Linked Notes,
	Series C, 9.600% due 10/25/14 (a)	154,375

Malaysia — 0.5%
225,000	Petronas Capital Ltd., 7.875% due 5/22/22 (a)	279,532

Mexico — 4.3%
	United Mexican States:
10,000	7.500% due 1/14/12	11,365
485,000	6.625% due 3/3/15	522,103
50,000	11.375% due 9/15/16	73,750
	Medium Term Notes:
195,000	6.375% due 1/16/13	207,431
420,000	8.300% due 8/15/31	492,450
	Series A:
808,000	5.875% due 1/15/14	830,220
210,000	7.500% due 4/8/33	227,588

		2,364,907

Panama — 0.7%
	Republic of Panama:
100,000	7.250% due 3/15/15	104,000
40,000	9.375% due 1/16/23	46,600
50,000	8.875% due 9/30/27	55,750
100,000	9.375% due 4/1/29	118,000
85,907	PDI, 2.750% due 7/17/16 (d)	81,612

		405,962

Peru — 1.0%
	Republic of Peru:
85,000	9.125% due 2/21/12	99,344
150,000	9.875% due 2/6/15	186,000
50,000	8.750% due 11/21/33	54,750
200,000	FLIRB, 4.500% due 3/7/17 (d)	188,000
22,000	PDI, 5.000% due 3/7/17 (d)	21,010

		549,104

The Philippines — 0.9%
	Republic of The Philippines:
125,000	9.375% due 1/18/17	130,469
50,000	9.875% due 1/15/19	51,562
275,000	10.625% due 3/16/25	294,937
29,166	FLIRB, Series B, 3.438% due 6/1/08 (d)	27,051

		504,019

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
Russia — 5.0%
	Russian Federation (a):
$ 240,000	8.250% due 3/31/10	$265,276
135,000	11.000% due 7/24/18	188,241
100,000	12.750% due 6/24/28	163,906
2,070,000	5.000% due 3/31/30 (d)	2,137,275

		2,754,698

South Africa — 0.5%
	Republic of South Africa:
75,000	9.125% due 5/19/09	88,783
150,000	6.500% due 6/2/14	164,625

		253,408

Turkey — 1.3%
	Republic of Turkey:
250,000	11.500% due 1/23/12	322,453
25,000	11.000% due 1/14/13	31,775
170,000	11.875% due 1/15/30	245,225
75,000	Collective Action Securities, 9.500% due 1/15/14	88,684

		688,137

Ukraine — 0.4%
186,672	Republic of Ukraine, 11.000% due 3/15/07 (a)	200,945

Venezuela — 1.2%
	Republic of Venezuela:
225,000	5.375% due 8/7/10	212,400
250,000	8.500% due 10/8/14	263,750
	Collective Action Securities:
100,000	10.750% due 9/19/13	119,000
75,000	9.375% due 1/13/34	79,463

		674,613

	TOTAL SOVEREIGN BONDS (Cost — $12,585,323)	13,764,316

LOAN PARTICIPATIONS (d)(f) — 0.1%
Morocco — 0.1%
44,798	Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (UBS Securities LLC) (Cost — $42,213)	44,014

Shares
COMMON STOCK (g) — 1.3%
4,310	Continental AFA Dispensing Co. (e)	23,705
2,972	NTL Inc.	216,837
2,533	SpectraSite, Inc. (b)	146,661
4,902	Telewest Global Inc. (b)	86,177
22,438	UnitedGlobalCom Inc., Class A Shares (b)	216,751

	TOTAL COMMON STOCK (Cost — $544,596)	690,131

ESCROW SHARES (e)(g) — 0.0%
100,000	Breed Technologies Inc.	0
125,000	Imperial Sugar Co.	0
75,000	Pillowtex Corp.	0
52,961	Vlassic Foods International Inc.	4,766

	TOTAL ESCROW SHARES (Cost — $0)	4,766

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
PREFERRED STOCK — 0.6%
213	Alamosa Holdings, Inc., Series B, 7.500% Cumulative Convertible (b)	$199,847
6,000	Delphi Trust I, 8.250% Trust Preferred Securities (b)	149,460
	TCR Holdings Corp. (e)(g):
219	Class B Shares	0
121	Class C Shares	0
318	Class D Shares	0
658	Class E Shares	1

	TOTAL PREFERRED STOCK (Cost — $228,903)	349,308

Warrants/ Rights
WARRANTS & RIGHTS (g) — 0.0%
40	American Tower Corp., (Exercise price of $0.01 per share expiring on 8/1/08. Each warrant exercisable for 14.0953 shares of common stock.) (a)	9,220
114,832	ContiFinancial Corp. Liquidating Trust, Units of Interest, (Represents interests in a trust in the liquidation of ContiFinancial Corp. and its affiliates.)	2,297
504	Pillowtex Corp., (Exercise price of $28.99 per share expiring on 11/24/09. Each warrant exercisable for 1 share of common stock.) (e)	1

	TOTAL WARRANTS & RIGHTS (Cost — $4,133)	11,518

Face Amount
REPURCHASE AGREEMENT — 4.9%
$ 2,689,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $2,689,486; (Fully collateralized by International Bank for Reconstruction & Development Notes and Bonds, and various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $2,742,780) (Cost — $2,689,000)	2,689,000

	TOTAL INVESTMENTS — 98.7% (Cost — $50,831,592*)	54,296,951
	Other Assets in Excess of Liabilities — 1.3%	736,509

	TOTAL NET ASSETS — 100.0%	$55,033,460

Shares
SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
12,406,612	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $12,406,612)	$12,406,612

(a)	Security is exempt form registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.
(b)	All or a portion of this security is on loan (See Notes 1 and 3).
(c)	Security is currently in default.
(d)	Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.
(e)	Security is valued in good faith at fair value or under the direction of the Board of Directors.
(f)	Participation interest were acquired through the financial institutions indicated parenthetically.
(g)	Non-income producing security.
*	Aggregate cost for federal income tax purposes is $50,850,844.

Abbreviations used in this schedule:

C Bond	—	Capitalization Bond
DCB	—	Debt Conversion Bond
FLIRB	—	Front-Loaded Interest Reduction Bond
NMB	—	New Money Bond
PDI	—	Past Due Interest

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $50,831,592)	$54,296,951
Securities purchased with loaned securities collateral, at value (Cost — $12,406,612) (Notes 1 and 3)	12,406,612
Cash	8,367
Dividends and interest receivable	977,685
Receivable for Fund shares sold	102,162
Receivable for securities sold	22,460

Total Assets	67,814,237

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	12,406,612
Payable for Fund shares reacquired	281,821
Management fee payable	23,062
Administration fee payable	2,258
Directors’ fees payable	650
Distribution plan fees payable	448
Accrued expenses	65,926

Total Liabilities	12,780,777

Total Net Assets	$55,033,460

NET ASSETS:
Par value of capital shares (Note 7)	$5,566
Capital paid in excess of par value	51,637,085
Overdistributed net investment income	(16,064)
Accumulated net realized loss from investment transactions	(58,486)
Net unrealized appreciation of investments	3,465,359

Total Net Assets	$55,033,460

Net Asset Value:
Class I ($47,916,416 ÷ 4,847,440 shares outstanding)	$9.88

Class II ($7,117,044 ÷ 718,686 shares outstanding)	$9.90

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$3,698,286
Dividends	27,678
Securities lending	15,345

Total Investment Income	3,741,309

EXPENSES:
Management fee (Note 2)	339,142
Custody	59,500
Shareholder communications (Note 5)	39,030
Audit and tax fees	28,102
Administration fee (Note 2)	22,609
Directors’ fees	13,600
Legal	12,500
Distribution plan fees (Notes 2 and 5)	5,012
Registration fees	501
Transfer agency services (Note 5)	134
Other	6,514

Total Expenses	526,644
Less: Management fee waiver (Note 2)	(69,412)

Net Expenses	457,232

Net Investment Income	3,284,077

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	847,598
Net Change in Unrealized Appreciation/Depreciation of Investments	885,591

Net Gain on Investments	1,733,189

Increase in Net Assets From Operations	$5,017,266

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$3,284,077	$2,353,977
Net realized gain	847,598	854,357
Net change in unrealized appreciation/depreciation	885,591	3,087,752

Increase in Net Assets From Operations	5,017,266	6,296,086

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 6):
Net investment income	(3,313,713)	(2,369,749)

Decrease in Net Assets From Distributions to Shareholders	(3,313,713)	(2,369,749)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares	19,245,870	30,086,573
Net asset value of shares issued for reinvestment of distributions	3,313,713	2,369,749
Cost of shares reacquired	(9,028,230)	(17,053,333)

Increase in Net Assets From Fund Share Transactions	13,531,353	15,402,989

Increase in Net Assets	15,234,906	19,329,326
NET ASSETS:
Beginning of year	39,798,554	20,469,228

End of year*	$55,033,460	$39,798,554

* Includes undistributed (overdistributed) net investment income of:	$(16,064)	$13,572

See Notes to Financial Statements.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class I Shares
	2004(1)	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$9.47	$8.11	$8.13	$8.39	$9.22

Income (Loss) From Operations:
Net investment income	0.71	0.72	0.73	0.68	0.83
Net realized and unrealized gain (loss)	0.34	1.24	(0.14)	(0.25)	(0.83)

Total Income From Operations	1.05	1.96	0.59	0.43	—

Less Distributions From:
Net investment income	(0.64)	(0.60)	(0.61)	(0.69)	(0.83)

Total Distributions	(0.64)	(0.60)	(0.61)	(0.69)	(0.83)

Net Asset Value, End of Year	$9.88	$9.47	$8.11	$8.13	$8.39

Total Return (2)	11.09%	24.20%	7.31%	5.14%	(0.02)%
Net Assets, End of Year (000s)	$47,916	$39,799	$20,469	$13,728	$9,517
Ratios to Average Net Assets:
Expenses (3)(4)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.28	7.86	8.97	9.13	10.19
Portfolio Turnover Rate	51%	50%	99%	88%	53%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived all or a portion of its management fee for the years ended December 31, 2004, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived, the actual expense ratios would have been 1.14%, 1.27%, 1.52%, 1.57% and 1.78%, respectively.
(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout the period ended December 31:

Class II Shares
2004(1)(2)
Net Asset Value, Beginning of Period	$9.53

Income From Operations:
Net investment income	0.54
Net realized and unrealized gain	0.44

Total Income From Operations	0.98

Less Distributions From:
Net investment income	(0.61)

Total Distributions	(0.61)

Net Asset Value, End of Period	$9.90

Total Return (3)‡	10.29%
Net Assets, End of Period (000s)	$7,117
Ratios to Average Net Assets†:
Expenses (4)(5)	1.25%
Net investment income	6.91
Portfolio Turnover Rate	51%

(1)	For the period February 26, 2004 (inception date) to December 31, 2004.
(2)	Per share amounts have been calculated using the monthly average shares method.
(3)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for the period shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager has voluntarily waived all or a part of its management fees for the period ended December 31, 2004. If such fees were not voluntarily waived, the actual annualized expense ratio would have been 1.67%.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund (‘‘Fund’’), a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing prices on such markets. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean of the closing bid and asked prices. Debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements

(continued)

(e) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of the relative daily net assets of each class. Distribution, transfer agency services and shareholder communication fees relating to a specific class are charged directly to that class.

(i) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. There were no reclassifications made during the current year.

2.  Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. The investment management fee is calculated daily and paid monthly.

During the year ended December 31, 2004, the Fund’s Class I and II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively, of each classes’ respective average daily net assets, resulting in waived management fees of $69,412. These expense limitations can be terminated at any time by SBAM.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup, serves as administrator to the Fund. As compensation for its services, the Fund pays SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. The administration fee is calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

Notes to Financial Statements

(continued)

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the Fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$33,880,769

Sales	$22,193,662

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,014,812
Gross unrealized depreciation	(568,705)

Net unrealized appreciation	$3,446,107

At December 31, 2004, the Fund had loaned securities having a market value of $12,154,250. The Fund received cash collateral amounting to $12,406,612 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

At December 31, 2004, the Fund held loan participations with a total cost of $42,213 and market value of $44,014.

4.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At the meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Fund was $1,349. Since the line of credit was established there have been no borrowings.

5.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets of the class. For the period ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly were $5,012, for Class II shares.

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class I	Class II*
Transfer Agency Service Expenses	$117	$17

Notes to Financial Statements

(continued)

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class I	Class II*
Shareholder Communication Expenses	$32,852	$6,178

*	For Class II shares, amounts represent class specific expenses for the period February 26, 2004 (inception date) to December 31, 2004.

6.  Distributions Paid to Shareholders

	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Investment Income
Class I	$2,915,834	$2,369,749
Class II*	397,879	—

	$3,313,713	$2,369,749

*	For Class II shares, distributions are for the period February 26, 2004 (inception date) to December 31, 2004.

7.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 5.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,270,805	$12,449,992	3,305,612	$30,041,991
Shares issued on reinvestment	295,477	2,915,834	250,811	2,369,748
Shares reacquired	(922,442)	(8,989,986)	(1,876,980)	(17,053,332)

Net Increase	643,840	$6,375,840	1,679,443	$15,358,407

Class II*
Shares sold	682,381	$6,795,878	—	—
Shares issued on reinvestment	40,271	397,879	—	—
Shares reacquired	(3,966)	(38,244)	—	—

Net Increase	718,686	$7,155,513	—	—

*	For Class II shares, transactions are for the period February 26, 2004 (inception date) to December 31, 2004.

The Fund created Class II shares on August 30, 2002. Prior to that date, the Fund issued one class of shares, which, as of August 30, 2002, has been designated Class I shares.

8.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$3,313,713	$2,369,749

Notes to Financial Statements

(continued)

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$59
Capital loss carryforward	(39,234	)*
Other book/tax temporary differences	(16,123	)**
Unrealized appreciation	3,446,107	***

Total Accumulated Earnings	$3,390,809

*	On December 31, 2004, the Fund had a capital loss carryforward of $39,234 which expires on December 31, 2010. This amount will be available to offset any future taxable capital gains.
**	Other book/tax temporary differences are attributable primarily to differences in the accrual of income on securities in default.
***	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

9.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Notes to Financial Statements

(continued)

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, W.R. Hutchinson & Associates Inc. (consultant); formerly Group Vice President, Mergers and Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University — The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM (since 2003); Controller of certain mutual funds associated with Citigroup; Assistant Controller of certain mutual funds associated with Citigroup (from 2002 to 2004); Accounting Manager with CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and
Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and
Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer

and Treasurer

ALAN J. BLAKE

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

JOHN G. GOODE

Executive Vice President

PETER J. HABLE

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK. J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief
Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and
Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable High Yield Bond Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable High Yield Bond Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

05-7872

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region, were $ 1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99. CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date: March 9, 2005